Exhibit 99.2 Third Quarter 2018 November 7, 2018

Third Quarter Takeaways CONTINUED TOP‐LINE  GROWTH  DELIVERING SOLID  in challenging talent  PROFITS  supply environment Earnings from Operations  Revenue up 1.0%;  up 21% to $21.9 million 1.9% in constant  currency  FOCUSING ON OUR  FUTURE Minority investment in  Business Talent Group, a  leader in the field of  independent work Aligning resources with  growth 2

Third Quarter 2018 Financial Summary Constant  Currency  Actual Results Change Change(1) Revenue $1.3B 1.0% 1.9% GP % 17.8%       40 bps Earnings from Operations $21.9M 20.6% 21.6% ROS %1.6%20        bps EPS $0.84 $0.26 • Revenue increase reflects growth in all three segments in the face of a challenging talent environment  in the US • GP rate improvement from structural progress in GTS GP rates, higher perm fees, and an improving GP  rate in Americas Staffing, partially offset by declines in International Staffing • Earnings from operations is better than last year as GP increases are coupled with an improving  conversion rate • EPS includes $0.28 favorable non‐cash impact from gain on equity investment due to adoption of a  required accounting standard effective in Q1 2018 ----- (1)Constant Currency represent year-over-year changes resulting from translating 2018 financial data into USD using 2017 exchange rates. 3

Third Quarter 2018 Financial Summary (Excluding Gain on investment in Persol Holdings) Constant  Currency  Actual Results Change Change(2) Revenue $1.3B 1.0% 1.9% GP % 17.8%       40 bps Earnings from Operations $21.9M 20.6% 21.6% ROS % 1.6%       20 bps EPS(1) $0.56$        (0.02) • Revenue increase reflects growth in all three segments in the face of a challenging talent environment  in the US • GP rate improvement from structural progress in GTS GP rates, higher perm fees, and an improving GP  rate in Americas Staffing, partially offset by declines in International Staffing • Earnings from operations is better than last year as GP increases are coupled with an improving  conversion rate • EPS declines $0.02, as higher earnings are offset by a higher effective tax rate.  The 2017 effective tax  rate included the benefit of the release of deferred tax valuation allowances ----- (1)Excludes $15.8 million gain on investment, $10.9 million net of income tax expense or $0.28 per share, in Q3 2018. (2)Constant Currency represents year-over-year changes resulting from translating 2018 financial data into USD using 2017 exchange rates. 4

Third Quarter 2018 EPS Summary $ in Millions except per share data Third Quarter 2018 2017 Amount Per Share Amount Per Share Net earnings  $         33.1  $       0.84  $       23.0  $       0.58  Gain on investment in Persol Holdings, net of taxes(1)          (10.9)        (0.28)             ‐             ‐ Adjusted net earnings  $         22.2  $       0.56  $       23.0  $       0.58  • As adjusted, net earnings and EPS are flat as improving earnings from operations are offset  by a higher effective tax rate. Earnings from Operations improved as GP growth was coupled  with moderate expense growth yielding an improved conversion rate ----- (1)Gain on investment in Persol Holdings of $15.8 million, $10.9 million net of tax expense or $0.28 per share in Q3 2018. 5

Third Quarter 2018 Revenue Growth Revenue Mix by Segment Revenue Growth by Segment 4% Reported Constant Currency 2.8% 38% 42% 1.9% 2.0% 2% 1.3% 1.2% 21% 1.0% 0.9% 0.6% 0% Americas Staffing International Staffing Global Talent Solutions Total Americas Global Talent International Staffing Solutions Staffing • Americas Staffing revenue reflects continuing growth in KES and PT specialties • GTS revenue increased as higher revenue in outsourced solutions offset declines in centrally  delivered staffing and payroll process outsourcing • International Staffing growth continued, although at a slower pace 6

Third Quarter 2018 Gross Profit Growth Gross Profit Mix by Segment Gross Profit Growth by Segment Reported Constant Currency 15% 10% 7.3% 7.9% 41% 44% 4.5% 4.6% 5.1% 5% 3.6% 0% 15% -5% -5.6% -10% -7.8% Americas Staffing International Staffing Global Talent Solutions Total Americas Global Talent International Staffing Solutions Staffing • Americas Staffing reflects top‐line growth, the impact of higher perm fees and lower  employee related costs • GTS GP reflects GP structural rate improvement on modest revenue growth • International Staffing reflects declines in GP rate related to adjustments to employee related  costs and customer mix, partially offset by higher perm fees 7

Third Quarter 2018 Gross Profit Rate 20.0% 19.5% 19.0% 18.5% 20 bps 20 bps 18.0% 30 bps 17.8% 17.4% 17.5% (30 bps) 17.0% 16.5% 16.0% 15.5% 15.0% Q3 2017 GP Rate Permanent Global Talent Americas International Q3 2018 GP Rate Placement Income Solutions Staffing Staffing • Higher perm fees delivered by both Americas Staffing and International Staffing  segments • GTS GP rates reflects structural GP rate improvement from product mix • Americas Staffing GP rate was positively impacted by lower employee related costs • International Staffing GP rate was negatively impacted by adjustments for employee  related costs and customer mix 8

Third Quarter 2018 SG&A $ in Millions $240 $235 $230 $225 $220 $6 $217 $215 $212 $2 $210 ($2) ($1) $205 $200 $195 $190 Q3 2017 SG&A FX Corporate Global Talent Americas Q3 2018 SG&A Solutions Staffing • Americas Staffing expenses were up due to additional resources added as a result of the  current talent supply environment, as well as the addition of Teachers On Call • GTS expense reflect costs related to new program wins, partially offset by cost management  efforts • Corporate expense reflects the impact of higher litigation related expenses in 2017 9

Third Quarter 2018 Conversion Rate $ in Millions 2018 2017 Gross Earnings Conversion Gross Earnings Conversion Change  Profit from Ops Rate(1) Profit from Ops Rate(1) (bps) Americas Staffing $            106.0 $               14.8 14.0%$                98.8 $               13.3 13.5%          50 Global Talent Solutions                  97.3                  24.1 24.7%                  93.0                  20.8 22.4%       230 International Staffing                  36.4                    4.8 13.5%                  39.5                    7.2 18.0%      (450) Total Company $            239.1 $               21.9 9.2%$             230.7 $               18.2 7.9%       130 • Americas Staffing conversion rate reflects growing GP paired with effective cost  management • GTS conversion rate reflects improved GP rate combined with improved leverage • International Staffing conversion rate reflects declining GP partially offset by  effective cost management • Total Company conversion rate improvement reflects the impact of modest top‐ line growth, GP rate improvement and a return to leverage ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. 10

Third Quarter 2018 Balance Sheet Data $ in Millions Accounts Receivable Net Debt $1,400 $40 $1,287 $1,294 $1,300 $1,272 $1,200 $1,100 $24 $1,000 $20 $900 $800 $10 $8 $700 $600 $500 $0 2017 Q3 2017 2018 Q3 2017 Q3 2017 2018 Q3 • DSO is in line with Q3 2017 and up from year‐end 2017 due to seasonality • Quarter end debt was $8 million compared to $10 million at year end 11

Outlook – Fourth Quarter 2018  Revenue from flat to up 1% YOY • 60 basis point unfavorable impact due to currency • Includes impact from the sale of our healthcare staffing business • Impact of revenue recognition not expected to be material  Gross profit rate flat to up slightly from Q3 2018  SG&A down 4% to 6% YOY, including a reduction in variable incentive  compensation  Impact of the new standard related to accounting for equity  investments effective in Q1 2018 is recognized below Earnings from  Operations and is not included in the 2018 Outlook 12

Developments and Initiatives Driving Improvement  Acquired a minority equity interest in BTG, a US‐based marketplace  that connects highly skilled independent talent to some of the  world’s largest businesses, in September 2018  Aligns with Kelly’s passion for empowering the future of  independent work  Seed funding provided to Kenzie Academy, a tech apprenticeship  program that develops modern tech workers  Inaugural investment from the Kelly Innovation Fund in Q2 2018  Formed partnership with InGenesis in sale of US healthcare staffing  business in Q1 2018  Partnership allowed Kelly to monetize business and deploy resources  towards other areas where Kelly has scale or specialization 13

Non-GAAP Measures Management believes that the non‐GAAP (Generally Accepted Accounting Principles) information excluding 2018 gain on investment in Persol Holdings is useful to understand the Company's fiscal 2018 financial performance and increases comparability. Specifically, Management believes that removing the impact of this item allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. This non‐GAAP measures may have limitations as analytical tools because it excludes items which can have a material impact on cash flow and earnings per share. As a result, Management considers this measure, along withreportedresults,whenitreviewsandevaluatesthe Company's financial performance. Management believes that this measure provides greater transparency to investors and provides insight into how Management is evaluating the Company's financial performance. Non‐GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation to the most comparable GAAP measures is included with our earnings release dated November 7, 2018 and is available on our Investor Relations website. 14

Safe Harbor Statement This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti‐corruption, trade protection and other laws and regulations, availability of qualified full‐time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment‐related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward‐looking statements contained herein, and we have no intention to update these statements. 15